SUPPLEMENT

Dated February 1, 2017

to the

PROSPECTUS

of the

API Capital Income Fund

API Multi-Asset Income Fund

API Master Allocation Fund

&

API Short Term Bond Fund

dated May 31, 2016

API Capital Income Fund; API Multi-Asset Income Fund; API Master Allocation Fund

Class A shares of the API Capital Income Fund, API Multi-Asset Income Fund, and API Master Allocation Fund charge fees under a Plan of Distribution Pursuant to Rule 12b-1 (the “12b-1 Plan”) equal to an annual rate of 0.50% of Fund assets. Effective February 1, 2017, the Trust is voluntarily reducing the 12b-1 Plan fees charged on Class A shares for these three Funds from 0.50% annually to 0.25% annually until further notice.

API Short Term Bond Fund

With the approval of the Trust’s Board of Trustees, Yorktown Management & Research Company, Inc. (“Yorktown”), investment adviser to the API Short Term Bond Fund, has adopted a written Expense Limitation Agreement (the “Agreement”) for the Short Term Bond Fund. Under the Agreement, Yorktown will, subject to certain exceptions, waive its advisory fees and/or reimburse the Fund for operating expenses in order to maintain certain targeted expense ratios for each share class of the Fund. Under the Agreement, the targeted expense ratios are 0.95% annually for Class A Shares, 1.95% annually for Class L Shares, and 0.95% annually for Institutional Class Shares. The Agreement has an initial term of one year and may be renewed on an annual basis thereafter.

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